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                                                                    EXHIBIT 23.1


                           CONSENT OF AMH GROUP LTD.


         We consent to the reference to our appraisal report for Devon Energy Corporation as of the years ended December 31, 1997, 1998, and 1999, incorporated herein by reference.


                                             AMH GROUP LTD.
                                             /s/ A. K. Ashton
                                             Allan K. Ashton, P. Eng.
                                             President

June 21, 2000